AMENDED AND RESTATED

                               OPERATING AGREEMENT

                                       OF

                              VAQUERO PARTNERS LLC

            AMENDED AND RESTATED OPERATING AGREEMENT dated as of May 18, 2004 by and among the Members executing this Agreement as Members.

            WHEREAS, the Members formed a limited liability company pursuant to the LLC Law (as hereinafter defined);

            WHEREAS, the Members previously had entered into an Operating Agreement dated August 22, 2003 (the "Prior Agreement");

            WHEREAS, the Members desire to amend the Prior Agreement and to restate their respective rights and obligations as members of the Company herein.

            NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows.

                                    ARTICLE I
                                   DEFINITIONS

            Section 1.1 Definitions. Capitalized terms used in this Agreement and not defined elsewhere herein shall have the respective meanings ascribed to such terms as set forth below.

            "Additional Capital Contribution" shall mean any additional Contribution to the capital of the Company made by a Member as contemplated in
Section 4.2 hereof.

            "Agreement" shall mean this Operating Agreement as amended from time to time.

            "Available Cash" shall have the meaning ascribed to such term in
Section 5.3 hereof.

            "Bankruptcy" shall have the meaning ascribed to such term in the LLC Law (or any successor section thereto).

            "Capital Account" shall mean the account established for each Member as contemplated in Section 5.1 hereof.

            "Capital Contribution" shall mean the aggregate amount of the Initial Capital Contribution plus all Additional Capital Contributions, if any, contributed to the capital of the Company by a Member as contemplated in Sections 4.1 and 4.2 hereof.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Company" shall mean Vaquero Partners LLC, a Texas limited liability company.

            "Dune" shall mean Dune Energy, Inc., a Delaware corporation.

            "Initial Capital Contribution" shall mean the initial contribution to the capital of the Company made by a Member as contemplated in Section 4.1 hereof.

            "Interest" shall mean the respective share of a Member in the profits and losses of the Company and the respective right of a Member to receive distributions of the Company's assets. The Interests of the Members shall be Dune - 85% and Vaquero - 15%. A Member's Interest shall be reflected in the books and records of the Company, and may be further evidenced by a Certificate of Limited Liability Company Interest in such form as approved by the required vote of the Members.

            "LLC Law" shall mean the Texas Limited Liability Company Act or any successor statute as in effect from time to time.

            "Manager" shall mean Alan Gaines and any additions or replacements selected by the Members in accordance with the provisions of this Agreement.

            "Members" shall mean Dune and Vaquero.

            "Person" shall mean a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, company, custodian, nominee or other individual, entity or organization in its own or any representative capacity.

            "Producing Well" shall mean an oil and or gas well drilled on lands leased from the Welder family under that certain Welder Lease as defined herein, including any amendments thereto or options to lease additional lands from the Welder family granted thereunder, that shall have been drilled and completed as a producing well and tied-in to an oil and or gas pipeline and or other similar delivery system and shall include the acreage and depths allocated to such well as provided under the Welder Lease.

            "Profit" or "Loss" of the Company means an amount equal to the Company's taxable income or loss, adjusted as follows: (a) there shall be added any income exempt from federal income tax and (b) there shall be subtracted any expenditures that are neither deductible nor chargeable to capital accounts for Federal income tax purposes.

            "Transfer" shall have the meaning ascribed to such term in Section
10.2 hereof.


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

            "Treasury Regulations" shall mean regulations promulgated by the United States Department of the Treasury under the Code.

            "Vaquero" and "VOG" shall mean Vaquero Oil & Gas, Inc.

            "Welder Lands" shall mean those properties covered under the Welder Lease and "Option Acreage" included thereunder, all as more particularly described therein.

            "Welder Lease" shall mean that certain Oil and Gas Lease and Option Agreement dated August 21,2003, a Memorandum of which is recorded at File #200314718 of the Official Public Records of Victoria County, Texas, as amended by Amendment to Oil and Gas Lease and Option Agreement dated February 5, 2003, a Memorandum of which is recorded at File #200402184 of the Official Public Records of Victoria County, Texas, and as may be amended from time to time hereafter.

            "Welder Prospect" shall mean all of the oil and gas interests subject to the Welder Lease including any renewals or extensions thereof, as well as the "Option Acreage" identified thereunder, and including the area of mutual interest covering the existing producing properties and undeveloped acreage on the Welder Lands heretofore identified by the parties hereto, together with the related seismic and other data owned by the Company or owned and developed in the future with respect to the Welder Lands.

                                   ARTICLE II

                               FORMATION AND TERM

            Section 2.1 Formation. The Company was formed as a Texas limited liability company upon the filing of the Company's original Certificate of Organization (the "Articles of Organization") on August 7, 2003, with the Secretary of State of the State of Texas in accordance with the LLC Law.

            Section 2.2 Name. The name of the Company shall be Vaquero Partners LLC or such other name as may be determined by the required vote of the Members.

            Section 2.3 Term. The term of the Company commenced on August 7, 2003, and shall continue in full force and effect until the earliest to occur of the following:

            (i) the dissolution of the Company by a vote of all of the Members;

            (ii) the retirement, resignation, withdrawal or expulsion of a Member from the Company, the death, legal incompetence, Bankruptcy or insolvency of a Member, the termination, dissolution or liquidation of a Member (without prompt reconstitution or reformation of such Member), or the occurrence or existence of any other event or condition which shall terminate the continued membership of a Member of the Company as provided in the LLC Law, unless the business of the Company shall be continued by a majority in Interest of the remaining Members within 180 days following the occurrence or existence of any such event or condition (which such remaining Members shall have the right to do); or


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

            (iii) the entry of a decree of judicial dissolution under the LLC
                  Law.

            Section 2.4 Office. The office of the Company shall be located at 1330 Post Oak Blvd., Suite 1600, Houston, Texas 77056. So long as it remains a Member, the office of Vaquero shall be located at such location as shall be approved by the Manager. At any time, the Manager may change the location of the Company's and Vaquero's office.

                                   ARTICLE III

                               BUSINESS AND POWERS

            Section 3.1 Business. The Company's business and purpose shall be to engage in the acquisition, development and marketing of oil and gas from the Welder Lands, as well as to engage in and carry on any lawful business, purpose, act or activity for which a limited liability company may be organized under the LLC Law.

            Section 3.2 Powers. The Company shall have the powers, privileges and authority to take in its name all lawful actions and exercise all powers granted by this Agreement, the LLC Law and any other law, together with any powers incidental thereto, which are necessary, useful, appropriate, advisable, desirable or convenient to the conduct, promotion and attainment of the business, purposes and activities of the Company.

                                   ARTICLE IV

                CAPITAL CONTRIBUTIONS AND FINANCIAL TRANSACTIONS

            Section 4.1 Initial Capital Contributions. Set forth opposite each Member's name on Schedule 1 hereto is the amount of such Member's Initial Capital Contribution. Such amount may be contributed (i) in cash or (ii) upon the vote of all the Members, in other property having a fair market value (as agreed among the Members) equal to the amount set forth opposite such Member's name on Schedule 1 hereto. Such other property may consist of securities or other interests in corporations, partnerships, limited liability companies or other Persons.

            Section 4.2 Additional Capital Contributions. From time to time, upon the request of the Manager, Dune shall be required to contribute Additional Capital Contributions for costs to develop oil and gas prospects, in an aggregate amount not to exceed $400,000. Such Additional Capital Contributions may be in made in cash or, subject to the provisions of the last two sentences


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

of Section 4.1 hereof, other property. Notwithstanding the foregoing, an obligation of the Company to pay, contribute or advance monies to any third party shall not be construed to obligate the Manager to determine that any Additional Capital Contributions shall be called. The obligation of Dune to make Additional Capital Contributions to the Company as contemplated herein is not intended to, and shall not, create any rights in, or give rise to any benefits to, any third parties.

            Section 4.3 Borrowing and Lending by the Company. Subject to the provisions of Section 4.4 hereof, the Company shall have the power and right to borrow money or property from any Member or other Person (including any Person which shall be affiliated or associated with the Company or any Member) on such terms as may be determined by the required vote of the Members. In no event and at no time shall a creditor of or lender to the Company acquire any rights or interests, directly or indirectly, in the Company or in the capital, property, income, gain, profit, loss, deduction or credit of the Company by virtue of being a creditor of or lender to the Company. The Company shall have the power and right to lend money or property to any Member or other Person (including any Person which shall be affiliated or associated with the Company or any Member) on such terms as may be determined by the required vote of the Members.

            Section 4.4 Advances by Members. If a Member shall advance money or property to the Company pursuant to Section 4.3 hereof or otherwise (other than as provided in Sections 4.1 and 4.2 hereof), the amount of such advance shall not be an Additional Capital Contribution by such Member and shall not increase such Member's Interest in the Company or entitle such Member to an increase in such Member's share of the income, gain or profits of the Company, nor subject such Member to any greater portion of any loss or liability which the Company may sustain; instead, the amount of such advance shall be indebtedness due from the Company to such Member, and, except as provided otherwise in Section 4.3 hereof, such indebtedness shall be subject to such terms and shall bear interest at such rate as determined by the required vote of the Members. Unless otherwise determined by the required vote of the Members, any such indebtedness shall be repaid as soon as practicable to such Member, with interest to be paid prior to the repayment of principal.

            Section 4.5 Withdrawals. Except as determined by the required vote of the Members, no Member shall have the right to:

            (i)   withdraw all or any portion of such Member's Capital
                  Contribution;

            (ii) receive any return or interest on any portion of such Member's Capital Contribution; or

            (iii) retire, resign, withdraw or terminate such Member's membership from the Company.


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

Notwithstanding the above, each or any of the Members shall be entitled to require the Company to assign from time to time a working interest in each Producing Well equal to their proportionate share of the Company's interest in said Producing Well. For example, if the Company owns a 50% working interest in a particular well, then Dune may request an assignment of a working interest equal to 85% of 50%, and Vaquero may request an assignment of a working interest equal to 15% of 50%. Such assignments of working interests shall be subject to all leasehold burdens of record.

            Section 4.6 Return of Capital Contributions. Subject to the last two sentences of Section 4.5, no Member shall be entitled to the return of all or any portion of such Member's Capital Contribution unless and until:

            (i) affirmatively approved by the required vote of all of the Members; or

            (ii) all liabilities of the Company (except liabilities to Members on account of their Capital Contributions) have been paid, and the Company shall have been dissolved without reformation in accordance with Section 2.3 or Article XI hereof and Articles of Dissolution shall have been filed with the Department of State of the State of Texas in accordance with the LLC Law.

                                    ARTICLE V

                  CAPITAL ACCOUNTS; ALLOCATIONS; DISTRIBUTIONS

            Section 5.1 Capital Accounts. A Capital Account shall be established in the Company's books and records for each Member in accordance with the rules of Treasury Regulation Section 1.704-l(b)(2)(iv). Consistent therewith, each Capital Account shall be:

            (i) increased by (a) the Member's Capital Contributions in the form of cash, (b) the fair market value of the Member's Capital Contributions in the form of property (net of liabilities securing such contributed property that the Company is considered to assume or take subject to), and (c) the amounts allocated to the Member for such Member's share of the income, gain and profits of the Company; and

            (ii) decreased by (a) the amounts allocated to the Member for such Member's share of the losses and deductions of the Company,
                  (b) the amount of money distributed to the Member by the Company, and (c) the fair market value of property distributed to the Member by the Company (net of liabilities securing such contributed property that such Member is considered to assume or take subject to).


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

            Section 5.2 Allocations. Profit and Loss shall be determined and allocated periodically as the Manager shall determine, but in all events no less frequently than on an annual basis coinciding with the Company's fiscal year.

            (a) Profits shall; be allocated as follows:

                  (i) First, among those Members having negative balances in their capital accounts in proportion to and to the extent of such negative balances, then

                  (ii) Next, among the Members in proportion to the excess of the cumulative amount of Losses previously allocated to them pursuant to 5.2 (b)(i) over the cumulative amount of Profits previously allocated to them pursuant to this clause 5.2(a)(ii);then

                  (iii) Next, 85% to Dune and 15% to Vaquero

            (b) Losses shall be allocated as follows:

                  (i) First, among the Members in proportion to and to the extent of the positive balances in their Capital Accounts, then

                  (ii)  Next 100% to Dune.

            Section 5.3 Distributions. (a) Commencing March 2005, provided the Company has cash on hand in excess of the amount reasonably anticipated for the needs of the Company for the immediate future ("Available Cash") the Manager shall cause the Company to distribute on a quarterly basis an amount of cash sufficient for the Members (or the principals thereof) to satisfy their respective income tax obligations arising out of the allocations of Profit made pursuant to Section 5.2. Subject to the foregoing, distributions shall be made to the Members as the Manager shall determine. Except as otherwise provided in
Section 11.3 all distributions to the Members pursuant to this Section shall be made 85% to Dune and 15% to Vaquero.

            (b) Upon the completion of each and every Producing Well as defined herein, the Company shall distribute to each Member its proportionate interest in such well in the form of an assignment of working interest. For example, if the Company owns a 50% working interest in a particular well, then the Company shall deliver an assignment of a working interest to Dune equal to 85% of 50%, and the Company shall deliver an assignment of working interest to Vaquero equal to 15% of 50%. Such assignments of working interest shall be subject to all leasehold burdens of record. For purposes of such a distribution the proportionate interest of a Member in a producing property shall equal such Member's Interest in the Company as of the date of distribution

            Section 5.4 Return of Capital Contributions. Except as set forth or contemplated in Sections 4.5 and 4.6, no Member shall have any right to demand the return of such Member's Capital Contribution and any profits added thereto except upon the termination and dissolution of the Company. No Member shall be paid interest on such Member's Capital Contribution or on such Member's Capital Account.

                                   ARTICLE VI

             RIGHTS, LIABILITIES, POWERS AND OBLIGATIONS OF MEMBERS

            Section 6.1 Company Property; No Compensation. Except as set forth or contemplated in Sections 4.5 and 4.6, a Member shall have no interest in specific Company property, unless determined by the required vote of the Members. No Member, in its capacity as such, shall be entitled to any salary, draw or other compensation from the Company.

            Section 6.2 Powers. The powers of the Members shall include all powers provided or contemplated in the LLC Law and all powers as generally pertain thereto or are necessarily incidental thereto. No Member shall have the authority to bind the Company.

            Section 6.3 Limitations on Liability. Subject to Section 4.3 hereof and the other provisions of this Section 6.3, no Member personally, solely by reason of being a member of the Company or acting (or omitting to act) in such capacity or participating in the conduct of the business of the Company, shall be liable for all or any portion of the debts, obligations or liabilities of the Company or the other Member (whether arising in tort, contract or otherwise); and such debts, obligations and liabilities shall be solely those of the Company or the other Member, as the case may be, and shall be the responsibility of the Company or the other Member, as the case may be. Except as otherwise provided in
Section 4.3 hereof, a Member shall have no liability to any other Member or the Company when acting pursuant to such Member's authority granted pursuant to this Agreement, except to the extent such Member's acts or omissions shall be determined to constitute willful misconduct or gross negligence.

            Section 6.4 Liability for Capital Contributions and Returns of Capital Contributions and Distributions. A Member shall be liable to the Company for:

            (i) any difference between such Member's Capital Contribution actually made to the Company and the amount agreed to be made to the Company by such Member as stated in this Agreement (including Schedule 1 hereto) or any other instrument signed by such Member;

            (ii) any Capital Contribution which such Member shall have agreed in this Agreement (including Schedule 1 hereto) or any other instrument signed by such Member to make to the Company in the future at the time and on the conditions stated herein or therein; or

            (iii) any Capital Contribution or distribution returned, paid or distributed to such Member as and to the extent provided in the LLC Law or except as set forth or contemplated in Sections
                  4.5 and 4.6,.


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

            Any liability of a Member to the Company under this Article VI may be waived or compromised pursuant to the required vote of the Members, unless such waiver or compromise would adversely affect the rights or claims of any creditor of the Company who extended credit to the Company in reasonable reliance on the obligation of a Member or the Members to make a Capital Contribution or to return a Capital Contribution or property to the Company. A Member who shall be subject to an obligation to repay any Capital Contribution, payment or distribution to the Company as required by this Agreement or the LLC Law shall make such repayment on demand by any Member.

            No Member shall be liable to the Company or its creditors or any other Member with respect to any amounts paid to such Member as profit sharing, advance or loan repayment, interest, salary, wage, compensation, rental, royalty, fee or other payment for value given which shall not be paid to such Member as a return of such Member's Capital Contribution or as a distribution.

            Section 6.5 Transactions with the Company; Compensation. A Member or any Person affiliated or associated with a Member may act as surety, guarantor, endorser or provider of collateral for the Company. A Member may not transact business with the Company unless the terms and conditions of such transaction are approved by the other Member. Nothing in this Agreement shall be construed to preclude a Member from serving the Company in any other capacity as an employee, agent, contractor or otherwise and receiving compensation and expense reimbursement therefor, provided that such service, the terms and conditions thereof, and such compensation and expense reimbursement shall be approved by the other Member. Contributions of capital and distributions in accordance with the terms hereof shall not be deemed to be the transaction of business with the Company.

            Section 6.6 Other Business Activities. For so long as Vaquero shall be a Member and for a period of three years thereafter, Vaquero, together with its principals Rick Trapp and Paul Williams, shall not engage in or possess directly or indirectly, any interest in other businesses and ventures of any kind, nature or description, independently or with others, relating in any manner to the Welder Lease, the Welder Lands and all areas contemplated under that certain Area of Mutual Interest Agreement dated as of November 17, 2004. Vaquero, Trapp and Williams shall not be required to devote their full time, effort and resources to the Company's business, and except as prohibited in the first sentence of this Section 6.6, Vaquero, Trapp and Williams may (i) engage in oil and gas exploration activities which may be competitive with the Company or its business and (ii) participate in oil and gas opportunities offered from third parties without the need to first offer the Company the opportunity to participate with such third party.


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

            Section 6.7. Limitations on Power of Members. Notwithstanding anything stated herein to the contrary, no Member shall not have authority hereunder to cause the Company to engage in the following transactions without first obtaining the unanimous vote or written consent of the Members:

            (i) to do any act in contravention of this Operating Agreement;

            (ii) to possess the Company's property or assign, transfer, mortgage, pledge, or grant a security interest in and/or a deed of trust with respect to the Company's property for other than a Company purpose, except as otherwise expressly set forth herein; or

            (iii) to enter into, amend, modify or waive any rights with respect to any contract, agreement or transaction with any Member.

                                   ARTICLE VII

                            MANAGEMENT OF THE COMPANY

            Section 7.1 Management. The ordinary and usual decisions concerning the business and affairs of the Company shall be made by the Manager. The Manager shall exercise all powers of the Company and do all lawful acts and things for, on behalf of, and in the name of, the Company. The Manager of the Company shall be Alan Gaines.

            Section 7.2 Term of Office as Manager. The Manager shall not have any contractual right to such position. The Manager shall be appointed by the required vote of the Members and shall serve until his removal by the required vote of the Members.

            Section 7.3 Authority; Designation of Agents. Only the Manager and agents expressly authorized in writing by the Manager shall have the authority to bind the Company. The Manager may designate one or more agents of the Company. Agents shall possess and exercise the powers and authority and perform the duties as shall be determined by the required vote of the Manager. The Members may engage and compensate, on behalf of the Company and from Company funds, such advisers, attorneys, accountants, auditors and other providers of services (any or all of which may be Persons affiliated or associated with the Company or any Member) as shall be determined by the required vote of the Members.

            Section 7.4 Compensation. The salaries or other compensation of the agents of the Company shall be determined by the Manager, provided that no compensation shall be paid to Dune or any of its affiliates unless the terms and conditions on which such compensation is paid are approved by Vaquero.


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

                                  ARTICLE VIII

                                 MEMBER MATTERS

            Section 8.1 Meetings of Members; Notice. Meetings of the Members for any purpose may be called at any time by the Manager. Any Member may request a meeting of the Members by delivering written notice to the Manager. Not later than ten (10) days following receipt of such request, the Manager shall call a meeting of the Members at the place specified in the Member's request. If the Manager shall not call a meeting within said time period, then a Member may call a meeting of the Members by delivering written notice to the other Member at least ten (10) days prior to the date of the requested meeting. Meetings of the Members need not take place within the state of Texas.

            Section 8.2 Proxies. At all meetings of the Members, a Member may vote in person, by an authorized agent or attorney-in-fact or by a proxy executed in writing by such Member or by such Member's authorized agent or attorney-in-fact.

            Section 8.3 Quorum and Required Vote at Meetings of Members. Members holding not less than 51% of the Interests in the Company, present in person or represented by an authorized agent or attorney-in-fact or by a proxy, shall constitute a quorum for the transaction of all business by the Members at a meeting of the Members. The affirmative vote of Members holding not less than 51% of the Interests in the Company, present in person or represented by an authorized agent or attorney-in-fact or by a proxy, at a meeting of the Members at which a quorum is present, shall be the act of the Members with respect to any and all matters voted or agreed upon, consented to or approved. Whenever any reference shall be made in this Agreement to action, consent, agreement or approval by the required vote of the Members, such reference shall mean the affirmative vote of Members holding not less than 51% of the Interests in the Company as required by this Section 8.3.

            Section 8.4 Action by Members Without a Meeting. Any action required or permitted to be taken at a meeting of the Members may be taken by the Members without a meeting if the action shall be evidenced by one or more written consents describing the action taken and signed by Members having the required vote to approve the action so taken. Written consent of the Members pursuant to this Section 8.4 shall have the same force and effect as a vote of the Members, and may be stated as such in any document. Prompt notice of the taking of any action without a meeting by less than unanimous consent of the Members shall be given to the Members who did not so consent in writing to such action.

            Section 8.5 Telephone Meetings of Members. Members may participate in a meeting of the Members by means of conference telephone or similar communications equipment by means of which all Members participating in the meeting can hear each other. Participation by Members by such means shall constitute presence in person of such Members at such meeting.


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

                                   ARTICLE IX

                         BOOKS AND RECORDS; FISCAL YEAR

            Section 9.1 Books of Account and Records. At all times during the term of the Company, the Company shall keep or cause to be kept, at the office of the Company indicated in Section 2.4 hereof, all books, records, documents and instruments of the Company, including without limitation such as are required pursuant to the LLC Law or other applicable law.

            Section 9.2 Inspection. All books, records, documents and instruments required to be maintained under Section 9.1 hereof and pursuant to the LLC Law or otherwise shall be made available to a Member or such Member's authorized agent or attorney-in-fact, upon reasonable demand, during ordinary business hours for inspection and copying at the reasonable expense of such Member.

            Section 9.3 Fiscal Year. The fiscal year of the Company shall begin on January 1st and end on the next following December 31st of each calendar year, except that the first fiscal year of the Company shall be the period (even if less than 12 calendar months) beginning as of the date of this Agreement and ending on the next following December 31st, and the final fiscal year of the Company shall be the period beginning January 1st of the year of dissolution of the Company and ending on the date of the filing of the Company's Articles of Dissolution.

            Section 9.4 Accountings. The auditors, if any, of the Company shall be determined by the required vote of the Members. The fees of the auditors shall be an ordinary Company business expense. Notwithstanding the foregoing, any Member from time to time may request that, at such Member's expense, an audit of the books and records of the Company be performed by a firm of independent public accountants of such Member's choice.

                                    ARTICLE X
                           RESTRICTION ON RESIGNATIONS
                           AND TRANSFERS OF INTERESTS

            Section 10.1 Restriction on Resignation. At no time and in no event may a Member resign, retire, withdraw or otherwise terminate such Member's membership in the Company without the prior written consent of all other Members, and any action purporting to effect such resignation, retirement, withdrawal or termination shall constitute a breach of this Agreement by such Member.

            Section 10.2 Transfer Restrictions. (a) So long as Vaquero is performing services for the Company pursuant to the Agreement dated as of the date hereof (and any amendment, modification, renewal or extension of such agreement, the "Drilling Agreement") no Member may sell, assign, transfer, convey, pledge, hypothecate, grant any interest in, encumber or otherwise dispose of, in whole or in part (each a "Transfer"), such Member's Interest in the Company without the prior written consent of all other Members, unless such Transfer shall occur through operation of law and shall be to an heir, executor, administrator, guardian, conservator, receiver or trustee of such Member, or other legal or personal representative or successor in interest of such Member, and any action or document purporting to effect or evidence a Transfer other than in accordance herewith shall be null, void and ineffective and shall constitute a breach of this Agreement by such Member.

            From and after the date on which Vaquero is no longer performing services for the Company pursuant to the Drilling Agreement, Vaquero may sell all but not less than all of its interest in the Company to a third party subject to a 45 day right of first refusal in favor of the Company as provided in the following subsections.

      (b) If at any time Vaquero proposes to transfer its Interest in the Company, it (the "Selling Member") shall give the Company written notice of its intention to make the transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a description of the Interest to be transferred ("Offered Interest"), (ii) the identity of the prospective transferee(s), and (iii) the consideration and the material terms and conditions upon which the proposed transfer is to be made. The Transfer Notice shall certify that the Selling Member has received a bona fide offer from the prospective transferee(s) and in good faith believes a binding agreement for the transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed transfer.

      (c) The Company shall have an option for a period of 30 days from receipt of the Transfer Notice to elect to purchase the Offered Interest at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and, thereby, purchase all of the Offered Interest by notifying the Selling Member in writing before expiration of such 30-day period. If the Company gives the Selling Shareholder notice that it desires to purchase all but not less than all of such Interest, then payment for the Offered Interest shall be by check or wire transfer, against delivery of the Offered Interest to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than 45 days after the Company's receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s). If the Company fails to purchase all of the Offered Interest by exercising the option granted in this Section 5.2 within the period provided, the Selling Member shall have a period of 30 business days from the expiration of the 30-days referred to above in which to sell the Offered Interest, upon terms and conditions (including the purchase price) no more favorable to the transferee(s) than those specified in the Transfer Notice. In the event Selling Member does not consummate the sale or disposition of the Offered Interest within the 30-day period from the expiration of these rights, the Company's first refusal rights shall continue to be applicable to any subsequent disposition of the Offered Interest by Selling Member until such right lapses in accordance with the terms of this Agreement.

            Section 10.3 Mandatory Redemption of Interests. Upon the occurrence of any of the following:


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

            (i)   the death or disability of Trapp or Williams; or

            (ii) the termination of the Drilling Agreement between the Company, VOG, Trapp and Williams, unless the Drilling Agreement is extended by mutual agreement in writing and signed by all of the parties.

            then the Company shall redeem the full Interest of VOG hereunder in exchange for the Company's assignment to VOG of 15% of the Company's interest in and to the Company's existing producing properties and undeveloped leases on the Welder Lands and related areas of mutual interest.

            The parties hereto expressly agree that in the event of a redemption by the Company of VOG's Interest in the Company, then all rights to operatorship shall vest exclusively in the Company and the Company shall remain the sole owner of any license acquired from Seitel with respect to the Welder Lands.

                                   ARTICLE XI

                     DISSOLUTION AND WINDING UP; REFORMATION

            Section 11.1 Dissolution and Winding Up. Upon the occurrence or existence of an event or condition specified in Section 2.3 hereof, the Company shall dissolve and its affairs shall be promptly wound up.

            Section 11.2 Authority to Wind Up. Except as otherwise provided in the LLC Law, in the event that the winding up of the affairs of the Company shall be required under this Agreement or the LLC Law, the winding up activities and functions shall be managed and conducted by all Members or a committee thereof determined by the required vote of the Members for such purpose.

            Section 11.3 Distribution of Assets upon Winding Up. Upon the winding up of the affairs of the Company, the assets and properties of the Company shall be distributed as follows:

            (i) first, to creditors, including Members who are creditors, to the extent permitted by law, in satisfaction of liabilities of the Company, whether by payment or by establishment of adequate reserves, other than liabilities for distributions to Members under the LLC Law, then;

            (ii) next, to Members and former Members in satisfaction of liabilities for distributions under the LLC Law;

            (iii) next, all remaining properties, shall be distributed to each of the Members in kind in accordance with their respective Interests in the Company, including any existing producing properties and undeveloped leases on the Welder Lands and related areas of mutual interest.


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

      For purposes of determining the amounts distributed to the Members in accordance with this Section and the amount of any property to be distributed to the Members pursuant to clause 11.3(iii), the Company shall engage an engineering consultant acceptable to both Members to determine the fair market value of any properties and interests in properties distributed or to be distributed to the Members.

            Section 11.4 Termination. Upon completion of the distribution of the Company's assets as provided in this Article XI and the completion of the winding up of the affairs of the Company, the Company shall be terminated, and the Members shall cause the filing of the Articles of Dissolution pursuant to the LLC Law and shall take all other actions as may be necessary to terminate the Company.

            Section 11.5 Claims of Members. The Members shall look solely to the Company's assets for the return of their Capital Contributions, and if the assets of the Company remaining after the payment or discharge of the debts, claims, obligations, liabilities, losses, damages, costs or expenses of the Company shall be insufficient to return such Capital Contributions, the Members shall have no recourse against the Company or any other Member.

            Section 11.6 Reformation. Nothing contained in this Agreement shall impair, restrict or limit the rights and powers of the Members, under the LLC Law or the law of any other jurisdiction, to reform and reconstitute themselves as a limited liability company or other entity either under provisions identical to those set forth herein or any others which they shall deem appropriate following the dissolution of the Company.

                                   ARTICLE XII

                                   AMENDMENTS

            Section 12.1 Amendments. The Articles of Organization and this Agreement may only be amended upon the affirmative required vote of the Members, and any such amendment shall be evidenced by a written instrument signed by all Members, provided that if any such amendment would disproportionately affect any Member, such amendment shall be deemed effective only upon the affirmative vote of such Member and no amendment of Articles III-VII, X, XI or XII shall take place without the consent of all Members. No additional Members may be admitted without the consent of all of the Members.

                                  ARTICLE XIII

                                     NOTICES

            Section 13.1 Effective Notice. Notices to Members shall be in writing and may be delivered personally, by certified or registered mail (postage prepaid, return receipt requested), by courier, or by telecopy (with prompt telephonic confirmation by the transmitting party of appropriate receipt by the addressee). Notice shall be deemed to be given when actually delivered to the address of a Member appearing on Schedule 1 hereto or otherwise on the books and records of the Company.

            Section 13.2 Waiver of Notice. Whenever notice shall be required to be given by the LLC Law or this Agreement, a written waiver of notice, signed by the Member entitled thereto, whether before or after the time stated in the notice, shall be deemed equivalent to notice. Attendance of a Person at a meeting shall constitute a waiver of notice of such meeting, except when such Person shall attend such meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because such meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Members need be specified in any written waiver of notice.

                                   ARTICLE XIV

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

            Section 14.1 Representations, Warranties and Agreements. Each Member hereby represents and warrants to, and agrees with, the other Members as follows:

            (1) The Member has full power, authority and legal capacity and is permitted by applicable laws, rules and regulations to execute, deliver and perform the Member's obligations under this Agreement.

            (2) This Agreement has been duly executed and delivered by the Member, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with the terms hereof, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws relating to or affecting generally the enforcement of creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

            (3) The execution, delivery and performance of this Agreement by the Member do not violate any law, rule, regulation, judgment, order, writ, injunction or decree binding on or applicable to the Member, and do not conflict with, result in a breach of or default under, or require any consent under, any contract, agreement or instrument to which the Member is a party or by which the Member or the Member's properties are subject.

            (4) No governmental or regulatory consents, authorizations, licenses, registrations or qualifications are required to be obtained by the Member with respect to this Agreement.

      (5) The Member is not subject to any law, rule, regulation, judgment, order, writ, injunction, decree, contractual obligation or duty that in any way restricts, could violate or could otherwise prevent the Member's executing, delivering and performing the Member's obligations under this Agreement, the Member's making the investment contemplated in this Agreement, or the Member's becoming a member of the Company or carrying out the Member's obligations and conducting the business operations of the Company.

            (6) The Member acknowledges the significant transfer restrictions on the Member's Interest in this Agreement, understands the illiquidity of the investment contemplated in this Agreement, and understands that there is no market and there may never be a market for the purchase and sale of the Member's Interest in the Company.

            Section 14.2 Continuing Effect. The representations, warranties and agreements set forth in Section 14.1 hereof shall be continuing at all times during the term of this Agreement, and if at any time any event or condition shall occur or exist which could make any of the foregoing incomplete, inaccurate or non-complying in any respect, the Member shall immediately give written notice thereof to the other Members.

                                   ARTICLE XV

                  GOVERNING LAW, ARBITRATION AND INTERPRETATION

            Section 15.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive law of the State of Texas without reference to its choice of law doctrine.

            Section 15.2 Arbitration. If any claim, controversy or dispute between or among any Members shall arise with respect to, under or out of, or in connection with, this Agreement, any matter covered hereby, any breach hereof or the enforceability hereof, or the business, affairs, operation or management of the Company, such claim, controversy or dispute shall be settled by binding arbitration conducted in the State of Texas in accordance with and pursuant to the Commercial Rules of Arbitration of the American Arbitration Association then in effect.

            Section 15.3 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held to be invalid, illegal, unenforceable or inconsistent with any present or future law, ruling, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter of this Agreement, such provision shall be rescinded or modified in accordance with such law, ruling, rule or regulation, and the remainder of this Agreement, or the application of such provision to the Persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

            Section 15.4 Captions. All captions contained in this Agreement are for convenience of reference only, and shall not affect the interpretation or construction of any of the terms hereof.

                                   ARTICLE XVI

                          NO THIRD PARTY BENEFICIARIES

            Section 16.1 No Third Party Beneficiaries. Except as otherwise provided in this Agreement, a Person not a party to this Agreement shall have no rights, interests or obligations hereunder. Any agreement to pay any amount (including any agreement between the Members to make Capital Contributions or to advance money or property to the Company) and any assumption of liability contained herein, express or implied, shall only be for the benefit of the Members; and such agreement or assumption shall not inure to the benefit of the obligees of any indebtedness or any other Person whomsoever, it being the intention of the Members that no Person shall be deemed to be a third party beneficiary of this Agreement.

                                  ARTICLE XVII

                               REMEDIES; NO WAIVER

            Section 17.1 Remedies; No Waiver. No waiver of any breach of this Agreement or of any objection to any act or omission in connection herewith shall be implied or claimed by any party hereto or be deemed to constitute a consent to any continuation of such breach, act or omission, unless in each such case pursuant to a written instrument signed by all Members, and then only to the extent set forth therein. A failure or delay by a Member in exercising any right, power, privilege or remedy in respect of this Agreement shall not be presumed to operate as a waiver thereof, and a single or partial exercise of any right, power, privilege or remedy shall not be presumed to preclude any subsequent or further exercise of that right, power, privilege or remedy or the exercise of any other right, power, privilege or remedy.

                                  ARTICLE XVIII

                                ENTIRE AGREEMENT

            Section 18.1 Entire Agreement. The Articles of Organization and this Agreement contain the entire understanding and agreement among the Members with respect to the subject matter hereof and thereof, and supersede any prior understandings and agreements (whether written or oral) among the Members with respect to the subject matter hereof and thereof. If any of the matters covered by this Agreement were performed or commenced by the Members prior to their execution and delivery of this Agreement, this Agreement shall be deemed to govern such prior actions as if it had been executed and delivered by the Members prior to such action being undertaken.

                                   ARTICLE XIX

                              COUNTERPART EXECUTION

            Section 19.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument and all of which taken together shall constitute one and the same agreement. Each Member shall become bound by this Agreement immediately upon such Member's execution and delivery hereof and independently of the execution and delivery hereof by the other Members.

            IN WITNESS WHEREOF, this Amended and Restated Operating Agreement of Vaquero Partners LLC has been duly executed and delivered by or on behalf of the Members as of the date first set forth above.

DUNE ENERGY, INC.                             VAQUERO OIL & GAS, INC.


By: /s/ Alan Gaines                           By: /s/ Rick Trapp
    ------------------------------                ------------------------------
    Name:  Alan Gaines                            Name:  Rick Trapp
    Title: Chairman                               Title: President


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